SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                July 3, 1996
                              ----------------
                              (Date of Report)


                         WINCO PETROLEUM CORPORATION
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           (Exact Name of Registrant as specified in its charter)



                                  COLORADO
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               (State or other jurisdiction of incorporation)


                      0-9295                  84-0794604
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         (Commission File Number) (IRS Employer Identification Number)


                1645 Court Place, Suite 312, Denver, CO 80202
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         (Address of principal executive offices including zip code)


                                 (303) 623-9095
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               (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report



            This report consists of 3 sequentially numbered pages.

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

Item 1.  Changes in Control of Registrant

        Not applicable.

Item 2.  Acquisition or Disposition of Assets

   One July 3, 1996, Winco Petroleum Corporation ("Winco"), entered into a definitive agreement to acquire from American Warrior, Inc. ("American"), Garden City, Kansas, interests in four (4) producing oil and gas properties located in Kansas and Wyoming. In exchange for working interests ranging from 87% to 100%, and net revenue interests ranging from 59% to 82%, Winco issued a total of 17,852,576 shares of its "restricted" Common Stock, of which 16,959,947 shares were issued to American and 892,629 shares were issued to KRD Energy, Inc., as finder in the transaction. The Board of Directors established the value of the transaction at $438,000 based on the projected cash flow from the wells over the next three (3) years.

   As a result of the acquisition, Winco's Board of Directors appointed Cecil O'Brate, President and sole owner of American, and Daniel Lee Dalke, American's comptroller, to Winco's Board of Directors, to serve until their successors are duly elected and qualified. Cecil O'Brate was elected President of Winco, L.W. Winkler was elected Vice President, and Daniel Lee Dalke was elected Secretary and Treasurer.

   The Board of Directors intends to actively pursue acquisition of oil and gas properties and/or oil and gas companies. The Company does not currently have any plans, arrangements, understandings or agreements to acquire any other companies.

Item 3.  Bankruptcy or Receivership.

   Not applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

   Not applicable.

Item 5.  Other Events.

   Not applicable.

Item 6.  Resignations of Registrant's Directors.

   Not applicable.





                                      -2-
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
                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          WINCO PETROLEUM CORPORATION



Dated: July 12, 1996                       By: /s/ Cecil O'Brate
                                              ----------------------------
                                              Cecil O'Brate, President